Commitments, Concessions and Contingent Liabilities	12 Months Ended
Dec. 31, 2024
Capital commitments [abstract]
Note 18 - Commitments, Concessions and Contingent Liabilities
Note 18 - Commitments, Concessions and Contingent Liabilities

A.	Commitments

(1)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the purchase of raw materials and natural gas in the ordinary course of business for various periods ending in 2038. As of December 31, 2024, the total amount of the commitments is approximately $2 billion. This amount includes the agreements described below.

(2)
Several of the Group’s subsidiaries have entered into agreements with suppliers for the acquisition of property, plant and equipment. As of December 31, 2024, the subsidiaries’ capital expenditures commitments total approximately $708 million. This amount includes the agreements described below.

(3)
As part of the collaboration between ICL's subsidiary in Spain (ICL Iberia) and the government of Catalonia to achieve environmental sustainability goals, the Company has undertaken to carry out restoration of salt piles at ICL Iberia’s sites, mainly by processing and removing them to the sea via a collector. In 2021, the Company signed an agreement with the Catalan Water Agency for the construction and operation of a collector. The key elements of the agreement include, among other things, guidelines by which the project will be managed, financing aspects related to the project, project costs and a determination of an operational maintenance mechanism, including usage costs. Based on the said agreement and Spain's water law, it was agreed that ICL Iberia will assume up to 90% of the project's cost (totaling approximately $110 million) which will be paid throughout the construction and operating periods. Construction, which is in progress, is expected to extend until early 2027 and the operational period is expected to extend over a period of 25 years.

(4)
In 2017, the Company entered into a gas purchase agreement with Energean Israel Limited (hereinafter - Energean), which holds a license to develop the Karish and Tanin gas reservoirs off the shore of Israel. Pursuant to the agreement, Energean will supply the Company with up to 13 BCM of natural gas (NG), valued at $2 billion, over a period of 15 years commencing with its commercial operation of Karish, which commenced in April 2023 following continued delays. The NG from the reservoirs is utilized to operate ICL’s factories and power stations in Israel.

(5)
In 2020, the Company entered into a long-term lease agreement with a third party according to which ICL will lease an office building in Be'er Sheva, Israel, for a period of 15 years, with a 10-year extension option, at an annual rent of about $3.7 million. The lease period is expected to commence in 2025 following the completion of the building.

(6)
The Articles of Association of the Company and its Israeli subsidiaries include provisions that permit exemption, indemnification and insurance of liability of officers and directors, all in accordance with the provisions of the Companies Law.

The Company, following approval by its HR & Compensation Committee, Board of Directors and shareholders, granted its officers and directors a letter of exemption and indemnification, and also maintains an insurance policy covering directors' and officers' liability which is renewed annually. The directors' and officers' liability insurance and the exemption and indemnity undertaking do not apply to those cases specified in Section 263 of the Companies Law. The exemption is from liability for damages caused and/or that will be caused, by those officers and directors due to a breach of duty to the Company. Regarding directors who are officeholders of Israel Corp., who may serve from time to time, on January 5, 2021, the shareholders approved an extension of the period for exemption and indemnification entered into with such officeholders for an additional nine years commencing November 30, 2020, provided that the exemption shall not apply to liabilities arising in connection with a transaction or resolution in which a controlling shareholder or an officeholder, including an officeholder who is other than the officeholder party to the agreement, has a personal interest (within the meaning of the Companies Law).

The amount of indemnification payable by the Company under the letters of indemnification, in addition to amounts received from an insurance company, if any, for all of the officers and directors on an aggregate basis, for one or more of the events detailed therein, is limited to $300 million.

B.	Concessions

(1) Dead Sea Works Ltd. (hereinafter – DSW)

Pursuant to the Israeli Dead Sea Concession Law, 1961 (hereinafter – the Concession Law), as amended in 1986, and the concession deed attached as an addendum to the Concession Law, DSW was granted a concession to utilize the resources of the Dead Sea and to lease the land required for its plants in Sodom for a period ending on March 31, 2030. According to the Concession Law, should the government decide to offer a new concession after the expiration date to another party, it will first offer the new concession to DSW with terms that are no less attractive than those it may offer to that party.

In accordance with section 24 (a) of the Supplement to the Concession Law, it is stated, among other things, that at the end of the concession period all the tangible assets located in the concession area will be transferred to the government in exchange for their amortized replacement value – the value of the assets as if they were purchased as new at the end of the concession period, less their technical depreciation based on their maintenance condition and the unique characteristics of the Dead Sea area.

As per section 24 (b) of the Supplement to the Concession Law of the State of Israel, capital investments made within the 10-year period before the end of the concession require prior consent of the Israeli government, unless they can be fully deducted for tax purposes before the end of the concession period. However, the government's consent to any fundamental investment that may be necessary for the proper operation of the plants will not be unreasonably delayed or denied.

In 2020, an agreement was concluded between the Company and the government for the purpose of implementing section 24(b). The agreement determines, among other things, the manner of examining new investments and the consent process. In addition, the agreement determines the Company's commitment to invest in fixed assets, including for preservation and infrastructure, as well as for ongoing maintenance of the facilities in the concession area (for the period beginning in 2026) and the Company's commitment to continue production of potassium chloride and elemental bromine (for the period commencing 2028), all subject to the conditions specified in the agreement. Such commitments do not change the way the Company currently operates. The Company engages with the government in accordance with the agreement and obtains investment approvals as required.

In 2015, Israel’s Minister of Finance appointed a team to determine the “governmental activities to be conducted towards the end of the concession period”. The public’s comments regarding this matter were submitted to an inter-ministerial team.

Based on the interim report and its recommendations published in May 2018, and following a public hearing in January 2019, the Israel’s Ministry of Finance released the final report of the inter-ministry team headed by Mr. Yoel Naveh, former Chief Economist, which included a series of guidelines and recommendations regarding the actions that the government should take towards the end of the concession period. Since the report includes guiding principles and a recommendation to establish sub‑teams to implement such principles, the Company is unable to assess the concrete implications of these guidelines and recommendations, or, whether the recommendations will be implemented in practice, as well as the relevant timing of their implementation. In addition, there is no certainty as to how the government will interpret the Concession Law and implement processes accordingly.

In addition, in 2015, the Minister of Finance appointed a team headed by the former Accountant General to evaluate the manner in which, according to the current concession, the replacement value of DSW’s tangible assets would be calculated, assuming that these assets would be returned to the government at the end of the concession period. The determination date of the actual calculation is only at the end of the concession period. As far as the Company is aware, this evaluation was not completed.

On September 16, 2024, a draft report was published by Israel’s Accountant General for public comments regarding the transition of ICL’s existing concession in 2030 and the grant by the State of a new concession in 2030. The draft report is not a binding document, and its conclusions may change following public comments, including comments made by the company, and the receipt of additional information.

The draft report recommends maintaining the existing payment regime which is comprised of three ongoing sources of income for the State: royalties, corporate tax and surplus profit levy. It suggests that the State’s annual share should be approximately 50% on a multi-year average basis.

According to the draft report, the tender may incorporate a minimum price, as recommended by the Naveh Report, taking into consideration the Company’s right of first refusal in accordance with Section 25 of the Concession Deed. The minimum price is not specified in the draft. The draft also recommends that the new concession be granted for a period of more than 25 years.

In addition, the draft includes environmental considerations in formulating guidelines for the new concession, including limiting the area of the concession and dealing with infrastructure requirements, as well as specifying required rehabilitation efforts due to long-term environmental considerations. To encourage efficient use of the resources, the draft proposes imposing additional costs and regulatory obligations on the future concession holder, such as payment for quarries and groundwater. It also proposes that the definition of "natural resource" be expanded to include other minerals that may be extracted from the Dead Sea in the future.

In November 2024, the Company submitted its comments as part of the public process.

On March 11, 2025, the State Comptroller published an audit report regarding the State’s regulators oversight over compliance and regulatory aspects of the Dead Sea concession, in the areas of environment and land ("the Report"). The Report includes findings indicating regulatory deficiencies in the State authorities' oversight of the Dead Sea concession. The Report did not directly audit DSW and clarified that the findings do not imply any reduction in DSW’s contributions to the development of the Negev region and the State. The Report emphasizes the intention to guide decision-makers in shaping the future concession agreement towards the end of the current concession in 2030. The Company is currently studying the details of the Report.

The consolidated Financial Statements were prepared under management's assumption that it is more likely than not that DSW will continue to operate the relevant assets for their remaining useful lives, which extends beyond the term of the current concession period, by obtaining a renewed concession or by operating the assets for an alternative holder.

Royalties

In consideration of the concession, DSW pays royalties to the State of Israel calculated at a rate of 5% of the value of the products at the plant gate, less certain expenses.

DSW has granted a sub‑concession to Dead Sea Bromine Ltd. to produce bromine and its compounds from the Dead Sea, the expiration date of which is concurrent with DSW’s concession. The royalties in respect of the products manufactured by Dead Sea Bromine are received by DSW which then pays them to the State of Israel. Royalties are also paid by Dead Sea Magnesium based on carnallite (the raw material for potash) used in its production of magnesium.

(2)  Rotem Amfert Israel (hereinafter – “ICL Rotem”)

ICL Rotem has been mining phosphates in the Negev in Israel for more than sixty years. Mining is conducted in accordance with phosphate mining concession, which is granted as required by Israel’s Ministry of Energy under the Mines Ordinance, by the Supervisor of Mines, as well as mining authorizations issued by the Israel Lands Authority (hereinafter – the Authority). The concession relates to quarries (of phosphate rock), whereas the authorizations cover the use of land as active mining areas.

Mining Concession and Licenses

On December 29, 2024, ICL Rotem was granted a new mining concession which includes the fields of Rotem, including Hatrurim, Zafir Field, and Oron-Zin, as well as Oron north, for a period of 20 years, effective January 1, 2025, until December 31, 2044, and only as long as mining can be conducted on a commercially viable basis, following a competitive process that was held by Israel’s Ministry of Energy and Infrastructure. The new concession replaces ICL Rotem’s current mining concession, which was valid until the end of 2024. As in the prior concession, the Company undertook, among other things, to assure that Rotem meets its existing obligations to rehabilitate its mining and plants areas according to outlined requirements attached to the new concession, in addition to a bank guarantee issued by ICL Rotem in the amount of about $16 million.

Recently, a petition was filed with Israel’s Supreme Court in connection with the new concession against the competitive process and the disclosure certificate issued to the Company in connection with this process. Along with the petition, a preliminary request was filed with the Supreme Court for an interim order to freeze the granting of the concession to ICL Rotem until the Supreme Court's final decision. The Supreme Court rejected the preliminary request stating that there is no basis for issuing an interim order. A hearing on the petition is scheduled for May 2025.

Lease Agreements

As of the reporting date, ICL Rotem has one lease agreement in effect until 2041, as well as two additional lease agreements, one for the Zin plant which expired in 2024, for which the Company is working on a renewal with the Israel Land Authority - Southern Region, and additional one for the Oron plant, which expired in 2017. Regarding the Oron plant, the Company has an agreement in principle with the Israel Land Authority - Southern Region regarding the expected issuance of a lease agreement until the end of 2025. Following the receipt of the new concession, the Company expects renewed lease agreements to be issued for a period that coincides with the new concession.

Mining Royalties

According to the terms of the concession, ICL Rotem is required to pay royalties to the State of Israel for mining Phosphate.

In accordance with the Mines Ordinance (Third Addendum A), the royalty rate for production of phosphates is 5% of the value of the quarried material. In 2021, the Ministry of Energy issued an amendment to the Third Addendum A, which anchors and clarifies the basis for calculating royalty components.

Zoning

The mining and quarrying activities require a zoning approval of the site based on a plan in accordance with Israel’s Planning and Building Law, 1965. Such plans are updated, as needed. As of the reporting date, there are several requests at various stages of deliberation pending for consideration by planning authorities.

Zin-Oron area - In 2016, the Southern District Committee for Planning and Construction approved a detailed site plan for mining phosphates in the Zin‑Oron area (hereinafter – the Plan). The Plan, which covers an area of about 350 square kilometers, will permit the continued mining of phosphate located in the Zin valley and in the Oron valley for a period of 25 years or until the exhaustion of the raw material – whichever occurs first, with the possibility of an extension (under the authority of the District Planning Board). In addition, as part of the Plan, the Company is in the final stages of approving a specific mining plan for the northern Oron area, which includes 0.3 square kilometers.

Rotem's phosphate rock reserves

The Company is promoting a plan to mine phosphates in the Barir field, located in the southern part of the South Zohar deposit in the Negev Desert. In 2015, the National Planning and Building Council (hereinafter – the National Council) approved a Policy Document regarding Mining and Quarrying of Industrial Minerals, which included a recommendation to permit phosphate mining in the South Zohar deposit and to advance a detailed National Outline Plan for the Barir field mining site. According to the recommendation of the National Council, the government’s Housing Cabinet approved the National Outline Plan (hereinafter - NOP 14B).

In 2018, the Minister of Health filed an appeal against the said approval, requiring compliance with the Ministry of Health’s recommendation to conduct a survey regarding the health impact at each site included in NOP 14B. As part of a discussion in the Housing Cabinet regarding the appeal, it was decided, with the consent of the Ministries of Health, Finance and Energy, to remove the appeal and to approve NOP 14B, which was subsequently formally published.

In addition, it was decided to establish a team with representatives from the Treasury, Health, Transportation, Environmental Protection and Energy ministries (hereinafter – The Inter-ministerial Team), which will present a report to the Housing Cabinet that includes health aspects for NOP 14B.

In 2018 and 2019, petitions were submitted to Israel’s Supreme Court by the municipality of Arad and by residents of the Bedouin community in the "Arad Valley" against the National Council, the Government of Israel and ICL Rotem, to revoke the approval of NOP 14B and to order the National Council to discuss the NOP directives, while giving proper weight to the health risk.

In 2020, the Inter-ministerial Team reached an outline agreement regarding the examination of the health aspects of NOP 14B, which, according to the State, constitutes an appropriate response for the review of potential health hazards on which the petitions focus.

In 2021, the Supreme Court of Justice decided to reject the petitions following a preliminary decision by the National Planning and Building Council to incorporate the main points of the outline agreement in the provisions of NOP 14B.

At the end of 2021, the Housing Cabinet re-approved the amended NOP 14B, following which the former Minister for Environmental Protection submitted a request for a government review of past decisions prior to promoting the Detailed NOP for the Barir feild. In accordance with the decision of the Ministry of the Interior, a deliberation of the matter should have been held by July 2022. As of the reporting date, the deliberation has not yet occurred.

The Company held numerous discussions and made multiple written inquiries to the relevant regulators in order to promote the deliberation regarding the advancement of the Detailed NOP for the Barir field.

On February 24, 2025, the Company approached the Government of Israel and the National Planning and Building Council with a pre-emptive request, prior to filing a petition, demanding to advance the Barir Detailed NOP with no delay. This request was submitted due to the Government's failure to advance the plan, as presented by the Government to the Supreme Court, despite the rejection of all petitions against the promotion of this NOP, which was supported by the Israeli government through its relevant ministries, by the Supreme Court.

According to the Company's assessment, the estimated useful life of Rotem's phosphate rock reserves, suited for its specialty products, in its existing mining areas is limited. The Company is making efforts to promote suitable alternatives for additional resources that will secure its future phosphate operations at ICL Rotem. As part of these efforts, the Company continues to advance several pilot development projects, some of which have been successful, to adapt the usage of different grade types of phosphate rock for the Company’s products as part of an effort to utilize and increase existing phosphate reserves. In addition, it is working to advance future mining of phosphate rock in other areas, subject to permits and approvals.

The Company estimates that it is more likely than not that it will be able to continue its phosphate operations at ICL Rotem by obtaining the required additional resources within a time frame that is not expected to materially impact the Company's results. Nevertheless, there is no certainty regarding the extent of future phosphate rock resources in other areas, or that the Company will succeed in obtaining the required approvals and permits for them, and, even if they are granted, the timing at which they will be received. Also, there is no certainty that the development of pilot projects will succeed in utilizing and increasing existing phosphate reserves or that they will be economically viable. Failure to obtain the additional resources, or a significant delay in obtaining them, may lead to discontinued production at Rotem, and, as a result, to a material impact on the Company's business, financial position and results of operations.

Other regulations

•
Emission Permit - In January 2024, a new emission permit was issued to ICL Rotem under the Israeli Clean Air Act (hereinafter - the Law) valid until January 2031. The Company is in active discussions with Israel’s Ministry of Environmental Protection (MoEP) to assure adherence to all conditions outlined in the permit, including those specified in an administrative order under Section 45 of the Law, and to achieve satisfactory resolutions to notable timeline execution challenges for a limited number of projects.

•
Phosphogypsum storage - In 2021, a new Urban Building Plan was approved (the 2021 plan), the main objectives of which are to regulate areas for phosphogypsum storage reservoirs. Due to the ambiguity of the guidelines regarding the calculation of building permit fees, the Company signed a settlement agreement with the Tamar Regional Council in August 2023 which had no material impact on the Company's financial results.

Regarding the phosphogypsum waste ponds, under the 2021 plan, Pond 5, which has been operational since 2018, is permitted for use until the end of its expected operational life (currently expected in 2026). The District Committee for Planning and Construction (the Committee) has approved the submission of a plan to reuse Pond 4 under certain conditions as a replacement for Pond 5 upon the end of its operational life. However, objections were filed by certain Israeli authorities and others. In January 2025, the Committee held a hearing requesting additional information, including from the Company, before proceeding with deliberations. The Company believes that it is more likely than not that a solution for future phosphogypsum waste treatment will be found.

(3)	ICL Iberia – a subsidiary in Spain

ICL Iberia was granted mining rights based on legislation of Spain’s Government from 1973 and the regulations accompanying this legislation. Pursuant to the special mining regulations, ICL Iberia received individual licenses for each of the 126 different sites that are relevant to current and future mining activities. Some of the licenses are valid until 2037 and the remainder are effective until 2067.

ICL Iberia operates a potash production center in Suria which requires, among other things, an environmental mining license and an urban license. Up to 2020, ICL Iberia operated two potash production centers in Suria and Sallent, but as part of an efficiency plan, the Company consolidated its activities into one site by expanding the Suria production site and discontinuing potash production at the Sallent site.

ICL Iberia holds an urban license for the Suria site, as well as an environmental mining license that complies with new environmental protection regulations in Spain (Autoritzacio Substantive). In 2021, an updated environmental mining license and an environmental impact assessment, as well as new urban permits were granted, which allows higher volume processing and expanded capacity of the salt mountain at Suria.

In 2022, an Urban Master Plan was modified to allow increased piling capacity of an additional ten million tonnes of salt which will enable piling of salt in future years until the evacuation solution by a new collector is applied. For further information, see Note 18(A)(3) above. The restoration plan for the Suria site, which includes a plan for dealing with the salt piles and dismantling facilities, is scheduled to continue until 2095.

In July 2024, the Urban development Plan was approved, allowing for the application of a work license. An Environmental Impact Assessment (EiA), which was published on December 2, 2024, for public comments, is still in progress. Final approval of the EiA is expected to be issued in the first half of 2025.

(4)	United Kingdom

A.
ICL Boulby, ICL's subsidiary in the UK, holds onshore and offshore mineral leases and licenses, allowing for the extraction of diverse minerals, in addition to numerous easements and rights of way from private landowners. The offshore mineral field is leased from The Crown Estate on a production royalty basis and includes provisions to explore and exploit all targeted and known polyhalite and salt mineral resources of interest to ICL Boulby.

ICL Boulby has been actively engaged in negotiations with the private property owners and has recently secured the renewals of three existing lease agreements.

The renewal of eight of the remaining leases was referred to the High Court of Justice in London for a decision regarding the calculation mechanism. The Company estimates that the proceedings will be concluded by the end of 2025. These leases, along with two additional leases, which are still being negotiated, will continue to operate under the terms of the previous leases.

Historically, the renewal of leases has not been problematic. ICL Boulby believes that all land and mineral leases will be renewed, as required, and expects to have or obtain all government approvals and permits necessary for exploiting all targeted mineral resources.

In 2022, the North York Moor National Planning Authorities (hereinafter - NYMNPA) granted planning permission for Polyhalite and salt extraction until 2048. To comply, ICL Boulby was required to produce management plans for NYMNPA approval. As of the reporting date, all required plans are completed and approved.

With respect to the mining royalties, ICL Boulby pays royalties of 2.1%, which in 2024 amounted to $2.2 million.

B.
UK subsidiary within the Growing Solutions segment (hereinafter – Everris Limited) owns peat mines in the UK (Creca, Nutberry and Douglas Water). Peat is used as a component in the production of professional growing media. Extraction permits for Creca were granted until the end of 2051, and the site is currently operative. However, mining activity in Nutberry and Douglas Water ceased in 2024, following the expiration of their permits. Restoration at these sites has commenced.

(5)	YPH - China

Mining Concessions

YPH, ICL's subsidiary in China, which is equally owned with Yunnan Yuntianhua Corporation Ltd. ("YYTH"), holds a phosphate mining license that was issued in 2015 by the Division of Land and Resources of the Yunnan district in China for the Haikou Mine (hereinafter – Haikou) which is valid until January 2043.

Grant of Mining Rights to Lindu

In 2016, a subsidiary of YYTH (hereinafter – YPC) issued a statement whereby in 2010 it entered into agreements with the local authority of Jinning County, Yunnan Province, and Jinning Lindu Mining Development and Construction Co. Ltd. (hereinafter - Lindu Company), according to which Lindu Company is permitted to mine up to two million tonnes of phosphate rock from a certain area measuring 0.414 square kilometers within the area of the Haikou mine and to sell such phosphate rock to any third party at its own discretion.

In accordance with a recent settlement reached between the parties, the dispute over the mining rights at the Haikou site has been resolved to the satisfaction of the parties. Pursuant to the settlement, YPH will be compensated by YPC within 3-5 years for the quantity extracted from the mine, up to two million tonnes of phosphate ore, while ensuring fairness and compliance with the contractual obligations.

Natural Resources Royalties

With respect to the mining rights, in accordance with China "Natural Resources Tax Law", YPH pays royalties of 8% on the selling price based on the market price of the rock prior to its processing. The total royalties paid in 2024 were about $4.3 million.

C.	Contingent liabilities

(1)	Ecology

A.
In June 2022, an unexpected flow of brine was discovered above ground at the outskirts of an alluvial fan area, which, according to initial assessment by the Company, appears to have resulted from a combination of seepage from the feeder canal of ICL Dead Sea’s pumping station P-9 (hereinafter P-9) and unique ground conditions, which, according to the Company's estimation, does not exceed the approved design specifications of P-9. The Company installed sealing sheets over an approximately 2km long section of the 15km feeder canal in the area of the fan, according to the instruction of Israel's Nature and Parks Authority.

Following the event, a hearing process was held during which the District Manager of the Ministry of Environmental Protection (MOE) recommended to open an investigation by the Green Police. To the best of the Company’s knowledge, the Green Police initiated an investigation, the results of which cannot be estimated. As of the reporting date, the Company reached an understanding with the MOE regarding the implementation of remaining corrective requirements.

B.
In 2017, the Israeli Water Law was amended, according to which saline water of the kind produced for Dead Sea plants by the Company's own water drilling is charged with water fees. In October 2021, as a response to the Company’s objection to the charges relating to water drilling within the concession area, the Water Authority informed the Company that water fees will not be charged for water production within the concession area. This decision was based on the opinion of the Ministry of Justice, according to which the royalties arrangement established in the Dead Sea Concession Law, 5771-1961, is the sole arrangement for collecting payment for the right to extract water in the concession area, and, therefore, it is not legally possible to impose additional charges for water fees in addition to the royalties (hereinafter – the Opinion). In September 2022, the Company was presented with two petitions filed in Israel’s Supreme Court, one by Adam Teva V’Din, and the second by Lobby 99 Ltd., against the Water Authority, Israel’s Attorney General, the Ministry of Justice, Mekorot Water Company Ltd. and the Company.

As part of the petitions, the petitioners requested that the Supreme Court rule that the opinion is incorrect and, therefore, the Company should be obliged to pay water fees for water extracted from wells in the concession area in addition to the payment of royalties beginning from the date of the amendment to the Water Law enacted in 2018. Accordingly, the petitioners requested that the Supreme Court order the Water Authority to collect water fees from the Company for the period between 2018-2020, which according to one of the petitioners, allegedly amounts to $24 million. In October 2022, a decision was made to hold a consolidated hearing regarding both petitions. In May 2023, the Supreme Court imposed a conditional order, instructing the State to justify why ICL should not be required to pay water fees for water produced within the concession area. On July 15, 2024, after the State's response was submitted, a hearing was held in which the court requested clarification on certain issues. In November 2024, all parties submitted their response to the Court’s request. The Company rejects the claims made in the petitions and believes it is more likely than not that its position will be accepted.

C.
In 2021, a decision was rendered by the Israel Water Authority, despite the Company's objection, that the Company's status should be changed to a "Consumer-Producer", as defined in the Water Law, commencing with the Water Authority's production license, issued to the Company for 2021. In December 2023, after the Company’s appeal was rejected by the Water Court, the Company appealed against this decision to the Supreme Court. Following the Israel Water Authority's response to the appeal, a hearing was set for March 2025. The Company has made sufficient provision in its financial statements.

Concurrently, in 2022, the Movement for the Quality of Government in Israel (hereinafter - MQG) filed an appeal in which the Water Court was petitioned to compel the Water Authority to apply the change in classification of the Company as early as 2018. In January 2024, the Water Court accepted the Company's request that the procedure regarding the appeal by MQG should be delayed until a final decision is rendered from the Supreme Court on the Company’s appeal relating to the "Consumer-Producer" status. The assessment of the Company is that it is more likely than not that the appeal filed by MQG will be rejected.

D.
In 2020, an application for a class action was filed in the Beer Sheva District Court in Israel against the Company, the Company's subsidiary, ICL Rotem, and certain of the Company's present and past officeholders, by a number of local residents in the Arava region in the south of Israel (hereinafter – the Applicants). The Applicants claim that discharge, leakage and seepage of wastewater from ICL's Zin site allegedly caused various environmental hazards to the Zin stream, which resulted in damage to various groups in Israel’s population, including: the Israeli public as the Zin stream property owners; those who avoided visiting Zin stream due to the environmental hazards; visitors of Zin stream who were exposed to the aforementioned hazards and the residents of the area near Zin stream who were affected by the hazards. Accordingly, the Applicants request several remedies, including restitution and compensation for the damage that they claim was caused to the various groups in a minimum amount of NIS 3 billion (approximately $933 million), the majority of which relates to compensation for claimed consequential damages.

In November 2022, the parties signed a procedural arrangement to resort to a mediation process in an attempt to settle the dispute outside of court. The Nature and Parks Authority (hereafter - NPA), which was not a party to the original application, also signed the agreement, and by virtue of it, it joined the mediation process. As a result, all proceedings before the court, including requests for temporary relief, were suspended. As part of the procedural arrangement, the transfer of approximately 3 million NIS from the Company to NPA was made for funding NPA’s rescue operations of palm trees at Neot Zin and Akrabim.

The Company rejects all the said allegations. Considering the preliminary stage of the proceeding and the lack of precedents for such cases in Israel, including the related insurance aspects, and in light of the transition to a mediation procedure, it is difficult to estimate its outcome. No provision has been recorded in the Company's financial statements.

E.
In July 2019, an application for approval of a claim as a class action was submitted to the Jerusalem District Court by an Israeli environmental association (hereafter - the Applicant) against 30 defendants, including Fertilizers and Chemicals Ltd., a subsidiary of the Company (hereinafter – the Respondents). The application includes claims relating to air pollution in Haifa Bay (located in northern Israel) and to alleged illness therefrom to the population of the said area.

Within the framework of the petition, the Applicant requests declarative relief and the establishment of a mechanism for compensation awards, without specifying their amount, or alternatively, for splitting remedies to allow each group member to sue for damages in a separate proceeding. In January 2022, the Company filed its objection to the petition. Considering the limited precedents of such cases in Israel, it is difficult to estimate the outcome of the proceeding. No provision has been recorded in the Company's financial statements.

F.
In 2018, an application for certification of a claim as a class action was filed with the Be’er Sheva District Court by two groups: the first class constituting the entire public of the State of Israel and the second-class constituting visitors to the Bokek stream and the Dead Sea (hereinafter – the Applicants), against the Company’s subsidiaries, ICL Rotem and Periclase Dead Sea Ltd. (hereinafter – the Respondents).

According to the claim, the Respondents have allegedly caused continuous, severe and extreme environmental hazards through pollution of the “Judea group – Zafit formation” groundwater aquifer (hereinafter – the Aquifer) and the Ein Bokek spring with industrial wastewater, and, in doing so, the Respondents have violated various provisions of property law and environmental protection law, including the provisions of the Law for Prevention of Environmental Hazards and the Water Law, as well as violations relating to the Torts Ordinance – breach of statutory duty, negligence and unjust profits. The leakage began in the 1970’s during which time the Company was government-owned and ended by 2000.

As a result, the Court was requested to order the Respondents to eliminate the proprietary violation in reference to the Aquifer and Bokek stream by restoration thereof and to pay the public compensation in an estimated amount of NIS 1.4 billion (about $435 million).

In April 2022, the Be'er Sheva District Court dismissed in limine the application due to the statute of limitations and property rights. In October 2023, Israel's Supreme Court rendered its ruling in the appeal, dismissing the plaintiffs claim regarding property rights, and therefore dismissing the application for certification of the entire public of the State of Israel, yet accepted the appeal with regards to the statute of limitations claim, and ruled that application for certification is approved regarding a limited class constituting visitors to the Bokek stream. In accordance therewith, the application for certification limited so such group will be reviewed by the District Court.

With the renewal of the proceedings in the District Court, the plaintiffs filled a request for interim relief regarding the restoration of the Bokek stream to which the Court ordered the State to respond. In September 2024, the State filed its response to the motions for temporary relief measures. According to the response, a distinction must be made between the question of responsibility and the question of how the remedies for formulating the rehabilitation solutions are being carried out, with the latter not being under the Court’s jurisdiction but rather in the hands of the State’s certified parties. Regarding the question of responsibility, the State supports the plaintiff’s position.

In addition, in September 2024, the parties reached a deliberative arrangement by which the parties will pursue an agreed mechanism for the improvement of the water flow in the reserve. In addition, it was determined that evidence hearings will be held from May to July 2025.

Since the judgement of the Supreme Court mainly addressed preliminary questions, without discussion of the Respondent's responsibility and the amount of the damage, and even explicitly stated that certain questions remained open in the judgment of the District Court and were not decided by the Supreme Court, it is difficult to estimate the proceeding’s outcome. No provision has been recorded in the Company's financial statements.

G.
In 2015, a request was filed for certification of a claim as a class action, in the Tel Aviv-Jaffa District Court, against eleven defendants, including a subsidiary, Fertilizers and Chemical Ltd., in respect of claims relating to air pollution in Haifa Bay and for the harm allegedly caused by it to residents of the Haifa Bay area. The amount of the claim is about NIS 13.4 billion (about $4.2 billion). Evidence hearings were held during the first half of 2024. In the Company’s estimation, based on the factual material provided to it and the relevant court decision, it is more likely than not that the plaintiffs’ contentions will be rejected.

(2)	Increase in the level of the evaporation pond in Sodom (hereinafter – Pond 5)

Minerals from the Dead Sea are extracted through solar evaporation, whereby salt precipitates onto the bed of Pond 5, located at one of DSW's sites. The precipitated salt creates a layer on the Pond 5 bed of approximately 15 million cubic meters per year. The production process of the raw material requires the brine volume in Pond 5 to be preserved. Failure to maintain a constant volume of brine in Pond 5 could result in a reduction of production capacity.

In addition, a rise in the water level of Pond 5 above a certain point may cause structural damage to the foundations of hotel buildings situated close to the water’s edge, to the settlement of Neve Zohar, and to other infrastructure that is located along the western shoreline of Pond 5. The preservation of the water level in Pond 5 at a maximum height (15.1 meters), which was reached at the end of 2021, was achieved through a joint project of the Dead Sea Preservation Government Company Ltd. and DSW (which financed 39.5% of the project's cost) by constructing coastline defenses. The project included raising the dyke along the western beachfront of Pond 5 across from the hotels together with a system to lower subterranean water. Construction work with respect to the hotels' coastline has been completed, and elevation work in the intermediate area between two hotel complexes has been conducted by the Dead Sea Preservation Government Company Ltd. and is nearing completion.

Commencing in 2022, the brine volume in Pond 5 has been preserved through the salt harvesting project ("the Permanent Solution"), the plan for which was approved by the National Infrastructures Committee and the Israeli Government and includes the construction of the P‑9 pumping station. As of the reporting date, the water level of Pond 5 has not exceeded its maximum height.

The Permanent Solution to raise the water level in Pond 5 was established in an agreement with the Government of Israel in 2012, aiming to provide a solution at least until the end of the current concession period in 2030. The purpose of the agreement is to stabilize the pond level at a fixed level by harvesting salt from the pond and transferring it to the Northern Basin of the Dead Sea. According to the agreement, the planning and execution of the Permanent Solution will be performed through the Salt Harvesting Project by DSW. In addition, the agreement stipulates that from January 1, 2017, the water level in the pond will not rise above 15.1 meters. Nevertheless, in the event of a material deviation from the project's timetables resulting from exceptional planning requirements or judicial decisions, without the Company having violated its obligations, the Company will be permitted to request raising the water level.

The Company and the State of Israel bear 80% and 20%, respectively, of the cost of the Permanent Solution. However, the State's share will not exceed NIS 1.4 billion.

(3)  In March 2021, an application for a class action was filed with the Tel Aviv-Jaffa District Court against the Company, Israel Corporation Ltd. and the controlling shareholder of Israel Corporation (hereinafter – the Respondents). The application includes a series of allegations concerning, among others, alleged misleading and violation of the Company’s reporting and disclosure obligations to the public under the Israeli Securities Law, 5728-1968, relating to the implications of the royalties' claim filed in 2011 by the State of Israel against the Company’s subsidiary, Dead Sea Works Ltd., pursuant to the Dead Sea Concession Law, 5721-1961, which was conducted and concluded through an arbitration proceeding. The applicant is a shareholder of the Company asking to act on behalf of a represented class including all those who acquired Company shares or Israel Corp. shares and held them between August 17, 2011, and May 27, 2014. According to the application, this group allegedly incurred damages by the Respondents, and accordingly, the Court is requested to rule in favor of the group’s members who are shareholders of the Company, and award damages in the amount of about NIS 133 million (about $40 million) and in favor of group members who are shareholders of Israel Corp. an additional amount of NIS 57 million (about $17 million), as of May 27, 2014.

In October 2024, the Tel Aviv District Court rejected this motion, including the applicant’s claim of misleading Company reports, ruling that no damage had been caused, and that the motion’s claims exceeded their statutes of limitations. The Court also ordered the plaintiff to cover part of the Respondents’ expenses, on the grounds that after investigation, the motion was found to be baseless and had multiple difficulties.

(4)  In connection with the Harmonization Project (to create one global ERP system) which was discontinued in 2016 by a decision of the Company's Board of Directors, in December 2018, the Company filed a lawsuit in the Tel Aviv District Court against IBM Israel, the leading project provider (hereinafter – IBM), in the amount of $300 million (about a billion NIS) for compensation of damages incurred to the Company due to IBM’s failure to meet its undertakings within the Project, which led to the failure of the Project.

In March 2019, IBM filed its statement of defense, together with a counterclaim against the Company, according to which IBM claims that ICL allegedly refrained from making certain payments, conducted negotiations in bad faith, and terminated the project unilaterally, in a way that harmed IBM's reputation and goodwill and therefore claims an amount of about $53 million (about ILS 170 million), including VAT and interest. In June 2019, the Company filed a statement of defense with respect to the counterclaim in which the Company rejected all of IBM's claims.

In January 2021, IBM filed a request for dismissal including the deletion of the remedies claimed by the Company arising from the termination of the agreement between the parties, which was rejected by the Court in March 2022.

In August 2021, the Company filed a request to delete IBM's statements of claim, on the grounds that IBM acted in order to delay, burden and disrupt a professional expert's work, and thus to impair the documents discovery process. In March 2022, the Court rejected the request.

In September 2024, a concluding pre-trial hearing was held in which it was decided, among other things, to appoint an expert on behalf of the court. In February 2025, the Court notified that it was considering appointing an expert on its behalf and determined that the parties should submit a joint statement by March 2025, which will include the expert's response to the agreed list of questions.

On March 6, 2025, the parties have notified the Court that they agreed to enter into a mediation process in an attempt to resolve the disputes between them.

Considering the complexity of the claims and in light of the transition to a mediation procedure, it is difficult to estimate the outcome. Nevertheless, the Company believes it is more likely than not that IBM's claims in its counterclaim will be rejected.

(5)   In December 2018, an application for certification of a class action was filed with the Tel Aviv District Court against the Company, Israel Corporation, and office holders, including directors who held office during the said dates which are stated in the application, with respect to the manner in which the IT (the Harmonization) project was managed and terminated. According to the allegations made in the application, the Company failed to properly report negative developments which occurred on certain dates during the said IT project, and such failure caused the Company immense financial damages.

In February 2024, following a mediation process, the parties signed an agreement for a non-material amount which was covered in full by insurance. The settlement agreement was approved by the District Court and in July it was granted the force of a judgement.

(6)   In July 2018, an application for certification of a class action was filed with the Central District Court against the Company alleging that the Company exploited the Defendants' monopolistic position to charge consumers in Israel excessive and unfair prices for products classified as "solid phosphate fertilizer" between 2011 and 2018, contrary to the provisions of the Restrictive Trade Practices Law, and unjust profits at the expense of the plaintiff and the represented group.

The represented group includes all the consumers who purchased, directly or indirectly, solid phosphate fertilizer products manufactured by the Defendants, or farming produce fertilized with solid phosphate fertilizer or food products that include such farming produce as stated above, in the years 2011-2018 (hereinafter – the Represented Group).

According to the statement of claim, the plaintiff requests, among other things, that the Court rules in his favor and in favor of the Represented Group, awarding them compensation for the damages allegedly caused to them, in the total amount of about $17 million. In January 2024, the parties signed a settlement agreement involving negligible amounts and in February 2024 submitted it to the District Court for approval. In May 2024, the District Court approved the settlement and granted it the force of a judgment.

(7)   In addition to the contingent liabilities, as stated above, as of the reporting date the contingent liabilities regarding the matters of environmental protection and legal claims which are pending against the Group are in immaterial amounts. It is noted that part of the above claims is covered by insurance. According to the Company’s estimation, the provisions recognized in its financial statements are sufficient.